Earnings/(Loss) Per Share (Tables)	12 Months Ended
Jun. 30, 2020
Earnings per share [abstract]
Disclosure of Earnings/(Loss) Per Share

	2020	2019	2018

Ordinary shares in issue ('000)	603 143	539 841	500 252
Adjustment for weighted number of ordinary shares in issue ('000)	(61 306)	(12 974)	(54 304)

Weighted number of ordinary shares in issue ('000)	541 837	526 867	445 948
Treasury shares ('000)	(6 501)	(3 058)	(52)

Basic weighted average number of ordinary shares in issue ('000)	535 336	523 809	445 896

	SA Rand
	2020	2019	2018
Total net loss attributable to shareholders (million)	(878)	(2 607)	(4 473)
Total basic loss per share (cents)	(164)	(498)	(1 003)

	2020	2019	2018

Weighted average number of ordinary shares in issue ('000)	535 336	523 809	445 896
Potential ordinary shares[1] ('000)	11 858	9 537	19 423

Weighted average number of ordinary shares for diluted earnings per share[1] ('000)	547 194	533 346	465 319

	SA Rand
	2020	2019	2018

Total diluted loss per share (cents)[2]	(166)	(500)	(1 004)

[1]
Due to the net loss attributable to shareholders, the inclusion of the share options as potential ordinary shares had an anti-dilutive effect on the loss. The issue price and the exercise price of share options issued to employees include the fair value of any service to be supplied to the entity in the future under the share option or other share-based payment arrangement.

[2]
The dilution is as a result of the potential reduction in earnings attributable to equity holders of the parent company as a result of the exercise of the Tswelopele Beneficiation Operation (TBO) option. TBO contributed a profit for the six months ended 31 December 2019 and therefore the reduction in earnings attributable to Harmony would increase the loss and loss per share. Following the vesting of the option (refer to note 34), there has been no further impact.

Disclosure of Dividends Declared

	SA Rand
	2020	2019	2018

Dividend declared (millions)	—	—	154
Dividend per share (cents)	—	—	35